Exhibit 10.2

AMENDMENT NO. 5

to the

A320 Family Aircraft Purchase Agreement

made July 20, 2011

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 5 to the A320 Family Purchase Agreement made July 20, 2011 (as amended, supplemented or otherwise modified, hereinafter referred to as the “Amendment”), entered into as of June 24, 2014, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to new engine models;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	ENGINE SELECTION

1.1

Clause 0 (Definitions) of the Agreement is hereby amended by deleting the definitions for A319 NEO Group 1 Aircraft, A320 NEO Group 1 Aircraft, A321 NEO Group 1 Aircraft, Base Price of the Propulsion System, and Propulsion System Reference Price in their entirety and replacing such definitions with the following quoted text in alphabetical order:

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QUOTE

A319 NEO Group 1 Aircraft – any or all of the A319 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A320 NEO Group 1 Aircraft – any or all of the A320 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A321 NEO Group 1 Aircraft – any or all of the A321 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

Base Price of the Propulsion System – the Engine A Base Price, the Engine B Base Price, the Engine C Base Price, the Engine D Base Price, the Engine E Base Price, the Engine F Base Price, the Engine G Base Price, the Engine H Base Price, the Engine I Base Price, the Engine J Base Price, the Engine K Base Price, the Engine L Base Price, the Engine M Base Price, the Engine N Base Price, the Engine O Base Price, or the Engine P Base Price, as applicable.

Propulsion System Reference Price – the Engine A Reference Price, the Engine B Reference Price, the Engine C Reference Price, the Engine D Reference Price, the Engine E Reference Price, the Engine F Reference Price, the Engine G Reference Price, the Engine H Reference Price, the Engine I Reference Price, the Engine J Reference Price, the Engine K Reference Price, the Engine L Reference Price the Engine M Reference Price, the Engine N Reference Price, the Engine O Reference Price or the Engine P Reference Price, as applicable.

UNQUOTE

1.2	Clause 0 (Definitions) of the Agreement is hereby amended by adding the following quoted text in alphabetical order:

QUOTE

Engine M Base Price – as defined in Clause 3.1.2.13.

Engine M Reference Price – as defined in Clause 3.1.2.13.

Engine N Base Price – as defined in Clause 3.1.2.14.

Engine N Reference Price – as defined in Clause 3.1.2.14.

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Engine O Base Price – as defined in Clause 3.1.2.15.

Engine O Reference Price – as defined in Clause 3.1.2.15.

Engine P Base Price – as defined in Clause 3.1.2.16.

Engine P Reference Price – as defined in Clause 3.1.2.16.

UNQUOTE

1.3	Clause 2.4.4 of the Agreement is amended by replacing “LEAP-X1A24” with “LEAP-1A24 or LEAP-1A26” and replacing “PW1124G” with “PW1124G-JM or PW1127G1-JM”.

1.4	Clause 2.4.5 of the Agreement is amended by replacing “LEAP-X1A26” with “LEAP-1A26” and replacing “PW1127G” with “PW1127G-JM”.

1.5	Clause 2.4.6 of the Agreement is amended by replacing “LEAP-X1A32” with “LEAP-1A32, LEAP-1A33 or LEAP-1A33B2” and replacing “PW1133G” with “PW1133G-JM or PW1133G1-JM”.

1.6	Clause 3.1.1.8 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

3.1.1.8	Base Price of the A321 NEO Group 1 Airframe

The “Base Price of the A321 NEO Group 1 Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

US$ [*CTR]

(US dollars – [*CTR]) and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-7 is:

US$ [*CTR]

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[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(US dollars – [*CTR]) and

(iii)	the sum of the Irrevocable SCNs set forth in Exhibit A-7 is the sum of:

(a)	the base price of the New Engine Option is:

US$ [*CTR]

(US dollars – [*CTR]) and

(b)	the base price of the Sharklets is:

US$ [*CTR]

(US dollars – [*CTR]) and

(iv)	the base price of the Master Charge Engine at delivery conditions prevailing in January 2010 is:

US$ [*CTR]

(US dollars – [*CTR]) and

(v)	in the event the Buyer selects the LEAP-1A33B2 as the A321 Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto is:

US$ [*CTR]

(US dollars – [*CTR]).

The Base Price of the A321 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

UNQUOTE

1.7	Clause 3.1.1.9 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

3.1.1.9	Base Price of the A321 NEO Group 2 Airframe

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[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The “Base Price of the A321 NEO Group 2 Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

US$ [*CTR]

(US dollars – [*CTR]) and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs the extent included in clause (iii) below) set forth in Exhibit A-7 is:

US$ [*CTR]

(US dollars – [*CTR]) and

(iii)	the sum of the Irrevocable SCNs set forth in Exhibit A-7 is the sum of:

(a)	the base price of the New Engine Option is:

US$ [*CTR]

(US dollars – [*CTR]) and

(b)	the base price of the Sharklets is:

US$ [*CTR]

(US dollars – [*CTR]) and

(iv)	in the event the Buyer selects the PW1133G1-JM as the A321 Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto is:

US$ [*CTR]

(US dollars – [*CTR]).

The Base Price of the A321 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

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[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

1.8	Clause 3.1.2.7 of the Agreement is amended by replacing “LEAP-X1A24” with “LEAP-1A24”.

1.9	Clause 3.1.2.8 of the Agreement is amended by replacing “LEAP-X1A26” with “LEAP-1A26”.

1.10	Clause 3.1.2.9 of the Agreement is amended by replacing “LEAP-X1A32” with “LEAP-1A32”.

1.11	Clause 3.1.2.10 of the Agreement is amended by replacing “PW1124G” with “PW1124G-JM”.

1.12	Clause 3.1.2.11 of the Agreement is amended by replacing “PW1127G” with “PW1127G-JM”.

1.13	Clause 3.1.2.12 of the Agreement is amended by replacing “PW1133G” with “PW1133G-JM”.

1.14	A new Clause 3.1.2.13 is added to the Agreement with the following quoted text:

QUOTE

3.1.2.13	The base price (the “Engine M Base Price”) of a set of two (2) CFM International LEAP –1A33 engines is:

US$ [*CTR] (US dollars [*CTR])

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine M Reference Price”) indicated by the Propulsion System Manufacturer of US$ [*CTR] (US dollars [*CTR]).

UNQUOTE

1.15	A new Clause 3.1.2.14 is added to the Agreement with the following quoted text:

QUOTE

3.1.2.14	The base price (the “Engine N Base Price”) of a set of two (2) CFM International LEAP –1A33B2 engines is:

US$ [*CTR] (US dollars [*CTR])

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[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine N Reference Price”) indicated by the Propulsion System Manufacturer of US$ [*CTR] (US dollars [*CTR]).

UNQUOTE

1.16	A new Clause 3.1.2.15 is added to the Agreement with the following quoted text:

QUOTE

3.1.2.15	The base price (the “Engine O Base Price”) of a set of two (2) Pratt & Whitney PW1127G1-JM engines is:

US$ [*CTR] (US dollars [*CTR])

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine O Reference Price”) indicated by the Propulsion System Manufacturer of US$ [*CTR] (US dollars [*CTR]).

UNQUOTE

1.17	A new Clause 3.1.2.16 is added to the Agreement with the following quoted text:

QUOTE

3.1.2.16	The base price (the “Engine P Base Price”) of a set of two (2) Pratt & Whitney PW1133G1-JM engines is:

US$ [*CTR] (US dollars [*CTR])

Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine P Reference Price”) indicated by the Propulsion System Manufacturer of US$ [*CTR] (US dollars [*CTR]).

UNQUOTE

1.18

Exhibit A-5 of the Agreement is amended by replacing references to “[*CTR]” with “[*CTR]”, replacing references to “[*CTR]” with “[*CTR]” and replacing the words “As per Price table” with “as specified in Clause 3.1”.

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PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.19

Exhibit A-6 of the Agreement is amended by replacing references to “[*CTR]” with “[*CTR]”, replacing references to “[*CTR]” and replacing the words “As per Price table” with “as specified in Clause 3.1”.

1.20

Exhibit A-7 of the Agreement is amended by replacing references to “[*CTR]” with “[*CTR]” and replacing references to “[*CTR]” with “ [*CTR]” and replacing the words “As per Price table” with “as specified in Clause 3.1”.

1.21	Clause 1.1 of Exhibit C-3 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1.1	Reference Price of the Propulsion System

The Engine A Reference Price for a set of two (2) CFM International CFM56-5B6/3 series Propulsion System is as quoted in Clause 3.1.2.1 of the Agreement.

The Engine B Reference Price for a set of two (2) CFM International CFM56-5B4/3 series Propulsion System is as quoted in Clause 3.1.2.2 of the Agreement.

The Engine C Reference Price for a set of two (2) CFM International CFM56-5B3/3 series Propulsion System is as quoted in Clause 3.1.2.3 of the Agreement.

The Engine G Reference Price for a set of two (2) CFM International LEAP-1A24 series Propulsion System is as quoted in Clause 3.1.2.7 of the Agreement.

The Engine H Reference Price for a set of two (2) CFM International LEAP-1A26 series Propulsion System is as quoted in Clause 3.1.2.8 of the Agreement.

The Engine I Reference Price for a set of two (2) CFM International LEAP-1A32 series Propulsion System is as quoted in Clause 3.1.2.9 of the Agreement.

The Engine M Reference Price for a set of two (2) CFM International LEAP-1A33 series Propulsion System is as quoted in Clause 3.1.2.13 of the Agreement.

The Engine N Reference Price for a set of two (2) CFM International LEAP-1A33B2 series Propulsion System is as quoted in Clause 3.1.2.14 of the Agreement.

The Engine A Reference Price, Engine B Reference Price, Engine C Reference Price, Engine G Reference Price, Engine H Reference Price, Engine I Reference Price, Engine M Reference Price and Engine N Reference Price are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4. and 1.5. hereof.

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[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

UNQUOTE

1.22	Exhibit C-3 of the Agreement is hereby amended by replacing references to “LEAP-X” with “LEAP”.

1.23	Clause 1.1 of Exhibit C-4 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

The Engine D Reference Price for a set of two (2) International Aero Engines V2524-A5 series Propulsion System is as quoted in Clause 3.1.2.4 of the Agreement.

The Engine E Reference Price for a set of two (2) International Aero Engines V2527-A5 series Propulsion System is as quoted in Clause 3.1.2.5 of the Agreement.

The Engine F Reference Price for a set of two (2) International Aero Engines V2533-A5 series Propulsion System is as quoted in Clause 3.1.2.6 of the Agreement.

The Engine D Reference Price, Engine E Reference Price and Engine F Reference Price are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.24	Clause 1.1 of Exhibit C-5 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1.1	Reference Price of the Propulsion System

The Engine J Reference Price for a set of two (2) Pratt and Whitney PW1124G-JM series Propulsion System is as quoted in Clause 3.1.2.10 of the Agreement.

The Engine O Reference Price for a set of two (2) Pratt and Whitney PW1127G1-JM series Propulsion System is as quoted in Clause 3.1.2.15 of the Agreement.

The Engine K Reference Price for a set of two (2) Pratt and Whitney PW1127G-JM series Propulsion System is as quoted in Clause 3.1.2.11 of the Agreement.

The Engine L Reference Price for a set of two (2) Pratt and Whitney PW1133G-JM series Propulsion System is as quoted in Clause 3.1.2.12 of the Agreement.

The Engine P Reference Price for a set of two (2) Pratt and Whitney PW1133G1-JM series Propulsion System is as quoted in Clause 3.1.2.16 of the Agreement.

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The Engine J Reference Price, Engine O Reference Price, Engine K Reference Price, Engine L Reference Price and Engine P Reference Price are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

UNQUOTE

2.	ASSIGNMENT

This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3.	CONFIDENTIALITY

Each of the Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, each of the Seller and the Buyer agrees that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

4.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ AIRBUS S.A.S.
Name:
Title: Senior Vice President Contracts

Accepted and Agreed:

AMERICAN AIRLINES, INC.

By:	/s/ AMERICAN AIRLINES, INC.
Name:
Title: Vice President – Fleet Planning

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